PROSPECTUS SUPPLEMENT TO

                            VAN ECK FUNDS PROSPECTUS

                                DATED MAY 1, 2002


Supplement to Prospectus

The Board of Trustees of the Van Eck Funds has approved a change in the investment strategy of the Van Eck Global Leaders Fund - Class A that is expected to become effective on or about December 18, 2002.

Currently, the Fund is restricted to investing no more than 10% of its assets in securities of developing countries with emerging economies or securities markets. Under the new investment strategy, the Fund will emphasize countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. Under normal conditions, the Fund will invest at least 80% of its assets in emerging countries or emerging market equity securities. An emerging markets fund involves above-average risk.

The Fund's Adviser, Van Eck Associates Corp., will manage the Fund directly under the new investment strategy and the Fund's current Sub-adviser, Fiduciary International, Inc., will cease to act as sub-adviser. When the strategy becomes effective, the Fund will change its name to the Van Eck Emerging Markets Fund.

Van Eck Global Leaders Fund has filed an amended registration statement with the Securities and Exchange Commission reflecting the changes described in this supplement.


                  PROSPECTUS SUPPLEMENT DATED OCTOBER 31, 2002


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